UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-03657

Deutsche DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

March 31, 2020

Annual Report

to Shareholders

DWS Massachusetts Tax-Free Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
8	Performance Summary
10	Portfolio Summary
11	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights
24	Notes to Financial Statements

35	Report of Independent Registered Public Accounting Firm
37	Information About Your Fund’s Expenses
38	Tax Information
39	Liquidity Risk Management
40	Advisory Agreement Board Considerations and Fee Evaluation
45	Board Members and Officers
49	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. The Fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the Fund’s gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the Fund seeks income that is exempt from Massachusetts and federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE

NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Massachusetts Tax-Free Fund

Letter to Shareholders

Dear Shareholder:

While the economy isn’t expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. As of mid-May, U.S. markets have moved from panic mode back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. Stocks have become even more appealing for the medium to long term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — perfectly positions us to make strategic and tactical decisions. Those insights are updated frequently and are always available on the ‘Insights’ section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Massachusetts Tax-Free Fund	|	3

Portfolio Management Review	(Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 8 through 9 for more complete performance information.

DWS Massachusetts Tax-Free Fund posted a return of 3.39% for the period ended March 31, 2020. This return compares to 3.85% for the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index. The average fund in the Morningstar Municipal Massachusetts Funds category returned 3.05% for the period. The taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 8.93% for the same period.

Municipal Bonds: The DWS Approach

The Fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer’s taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The Fund’s management team seeks to hold municipal bonds that appear to offer the best total return potential. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh a number of factors, from economic outlooks and possible interest rate movements and yield levels across various maturities to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal bond market.

Over the period, performance of fixed income markets generally was supported by an accommodative Federal Reserve (Fed). Treasury yields trended lower as investors anticipated cuts in the Fed’s benchmark

4	|	DWS Massachusetts Tax-Free Fund

overnight lending rate. Tax-free mutual funds experienced historically high inflows for much of the period, helping to absorb continued higher municipal supply relative to a year earlier. Demand from separately managed accounts supported performance on shorter-maturity municipals. Within the municipal market, lower quality issues generally outperformed into early 2020, primarily on the basis of carry, or incremental yield, rather than further spread tightening.

“The Commonwealth of Massachusetts’ credit profile is solid and our outlook for the Commonwealth’s debt is stable.”

However, financial markets experienced an historic disruption in the first quarter of 2020, as the emergence of a novel coronavirus brought economic activity to a near halt. The crisis led to steep outflows from municipals and other credit markets beginning in early March, with lower quality issues underperforming dramatically. Treasury yields plummeted as investors sought a safe haven. Conditions eased somewhat as March drew to a close, as the Fed cut rates to zero and announced it would engage in purchases of a range of bond market sectors including municipals.

Municipal yields finished the 12 months ended March 31, 2020 lower along the length of the AAA curve. To illustrate, the two-year yield went from 1.49% to 1.06%, the five-year from 1.57% to 1.09%, the 10-year from 1.86% to 1.33%, the 20-year from 2.44% to 1.80%, and the 30-year from 2.60% to 1.99% (source: Thomson Reuters).

Municipal Bond Yield Curve (as of 3/31/20 and 3/31/19)

Source: Municipal Market Data as of 3/31/20, AAA-rated universe.

Chart is for illustrative purposes only and does not represent any DWS product.

DWS Massachusetts Tax-Free Fund	|	5

Positive and Negative Contributors to Performance

The Fund’s yield curve exposure compared to the benchmark had a positive impact on performance. The Fund was overweight in the 20- to 25-year part of the yield curve which benefited performance as the yield curve flattened.

The Fund was overweight issues in the AA ratings category relative to the benchmark, adding to relative performance as higher quality issues outperformed given the extreme risk aversion seen late in the period.

The Fund maintained a modestly above-benchmark stance with respect to overall portfolio duration and corresponding interest rate sensitivity, benefiting return as Treasury yields declined over the period.

The Fund was overweight the health care sector, specifically continuing care retirement community issues, vs. the benchmark. The fund was also overweight private university bonds within the education sector. Both overweights detracted from performance.

Outlook and Positioning

The Commonwealth of Massachusetts’ credit profile is solid and our outlook for the Commonwealth’s debt is stable. The Commonwealth has strong management, a wealthy tax base, and a solid financial position. The Commonwealth’s broad and diverse economy benefits from a highly educated population, as well as a strong presence in the healthcare, education, and technology sectors. The Massachusetts economy performed well during the last recession and the recovery. However, like many other states in the nation, the Commonwealth is dealing with the coronavirus pandemic and its impact. Governor Charlie Baker issued a stay-at-home and social distancing order that extends until May 18. The order includes the closure of all non-essential businesses and places a 10-person limit on gatherings in the state. The closure of non-essential businesses has led to a surge in unemployment claims nationwide, with roughly 470,000 unemployment claims in Massachusetts as of April 4. The long-term impact of the coronavirus outbreak is uncertain, but we believe the Commonwealth is well positioned to manage the near and long-term impacts of this pandemic.

In 2020, Moody’s Investors Service, Standard & Poor’s Corporation and Fitch Ratings, Inc. rate the Commonwealth of Massachusetts general obligation debt at Aa1, AA and AA+, respectively. Moody’s, S&P and Fitch all assigned a stable outlook.

As of the end of March 2020, the 2-year municipal bond yield was 1.06% as compared to 0.23% for the 2-year U.S. Treasury bond. The 10-year municipal bond yield was 1.33% vs. 0.70% for the comparable-maturity

6	|	DWS Massachusetts Tax-Free Fund

U.S. Treasury bond. The 30-year municipal yield was 1.99% vs. 1.35% for the comparable U.S. Treasury bond.

As municipal yields backed up in March we engaged in tax loss selling while using new purchases to book higher yields in the portfolio. In view of ongoing outflows from the municipal market and decreased liquidity we are seeking to maintain a slightly higher-than-normal cash position.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–	Joined DWS in 1986.

–	Head of Municipal Bonds.

–	BA, Duke University.

Michael J. Generazo, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 1999.

–	BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax-exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset- backed securities with average maturities of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Municipal Massachusetts Funds category consists of funds that primarily invest in the specific state (Massachusetts). These funds must have at least 80 percent of their assets invested in municipal bonds from that state. The category includes long-, intermediate- and short-duration bond funds.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Credit quality is a measure of a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The Fund’s credit quality does not remove market risk and is subject to change.

DWS Massachusetts Tax-Free Fund	|	7

Performance Summary	March 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
Unadjusted for Sales Charge	3.39%	2.50%	3.48%
Adjusted for the Maximum Sales Charge (max 2.75% load)	0.55%	1.93%	3.19%
Bloomberg Barclays Municipal Bond Index†	3.85%	3.19%	4.15%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
Unadjusted for Sales Charge	2.55%	1.73%	2.70%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	2.55%	1.73%	2.70%
Bloomberg Barclays Municipal Bond Index†	3.85%	3.19%	4.15%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 3/31/20
No Sales Charges	3.65%	2.75%	3.73%
Bloomberg Barclays Municipal Bond Index†	3.85%	3.19%	4.15%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2019 are 1.00%, 1.76% and 0.80% for Class A, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund’s distributions may be subject to federal, state and local tax and the alternative minimum tax.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

8	|	DWS Massachusetts Tax-Free Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

The Bloomberg Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

	Class A	Class C	Class S

Net Asset Value
3/31/20	$14.38	$14.37	$14.38
3/31/19	$14.25	$14.25	$14.25

Distribution Information as of 3/31/20
Income Dividends, Twelve Months	$.35	$.24	$.39
Capital Gain Distributions, Twelve Months	$.0025	$.0025	$.0025
March Income Dividend	$.0254	$.0162	$.0285
SEC 30-day Yield‡‡	1.28%	.57%	1.56%
Tax Equivalent Yield‡‡	2.36%	1.05%	2.88%
Current Annualized Distribution Rate‡‡	2.09%	1.33%	2.34%

‡‡

The SEC yield is net investment income per share earned over the month ended March 31, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.20%, .52% and 1.39% for Class A, Class C and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund’s yield and a marginal income tax rate of 45.80% (combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.01%, 1.28% and 2.17% for Class A, Class C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Massachusetts Tax-Free Fund	|	9

Portfolio Summary	(Unaudited)

Quality	3/31/20	3/31/19
AAA	16%	17%
AA	62%	54%
A	16%	20%
BBB	4%	5%
BB	1%	2%
Not Rated	1%	2%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Asset Allocation (As a % of Investment Portfolio)	3/31/20	3/31/19
Revenue Bonds	73%	73%
General Obligation Bonds	15%	15%
Escrow to Maturity/Prerefunded Bonds	8%	7%
Lease	4%	5%
	100%	100%

Interest Rate Sensitivity	3/31/20	3/31/19
Effective Maturity	6.2 years	6.0 years
Modified Duration	5.1 years	5.0 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Modified duration is an approximate measure of a fund’s sensitivity to movements in interest rates based on the current interest rate environment.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 49 for contact information.

10	|	DWS Massachusetts Tax-Free Fund

Investment Portfolio	as of March 31, 2020

	Principal Amount ($)	Value ($)
Municipal Bonds and Notes 96.3%
Massachusetts 95.4%

Boston, MA, Metropolitan Transit Parking Corp., System Wide Parking Revenue, 5.25%, 7/1/2036	2,720,000	2,836,253

Boston, MA, Water & Sewer Commission:

Series A, 4.0%, 11/1/2027	1,000,000	1,065,890

Series A, 5.0%, 11/1/2030	500,000	546,205

Massachusetts, Bay Transportation Authority Revenue, Series A, 5.25%, 7/1/2025	2,960,000	3,566,445

Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2021	2,000,000	2,102,760

Massachusetts, State Bay Transportation Authority, Sales Tax Revenue:

Series A-2, 3.8%**, 4/7/2020, SPA: State Street Bank & Trust Co.	485,000	485,000

Series A-2, 5.0%, 7/1/2046	4,475,000	5,326,145

Series A, 5.25%, 7/1/2028	4,000,000	5,171,000

Massachusetts, State Clean Energy Cooperative Corp., Municipal Lighting Plant Cooperative, 5.0%, 7/1/2032	1,000,000	1,106,070

Massachusetts, State Clean Water Trust, Revolving Fund, Green Bond:

Series 19, 4.0%, 2/1/2037	1,635,000	1,788,330

Series 19, 4.0%, 2/1/2038	1,655,000	1,805,357

Massachusetts, State College Building Authority Revenue, Series A, Prerefunded, 5.0%, 5/1/2036	3,280,000	3,540,268

Massachusetts, State Consolidated Loan:

Series D, Prerefunded, 5.0%, 8/1/2033	2,000,000	2,101,360

Series B, 5.0%, 4/1/2037	2,500,000	3,009,325

Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue:

Series A, 5.0%, 1/1/2028	1,000,000	1,259,450

Series A, 5.0%, 1/1/2029	2,000,000	2,573,540

Series C, 5.0%, 1/1/2032	2,000,000	2,550,060

Series A-1, 5.1%**, 4/7/2020, LOC: Citibank NA	715,000	715,000

Massachusetts, State Development Finance Agency Revenue:

Series U-6E, 0.65%**, 4/1/2020, LOC: TD Bank NA	135,000	135,000

Series A-2, 5.0%, 7/1/2021	4,700,000	4,914,978

Series A, 5.0%, 1/1/2024	1,000,000	1,101,980

Series A, 5.0%, 7/1/2044	4,100,000	4,620,454

Massachusetts, State Development Finance Agency Revenue, Babson College, 5.0%, 10/1/2042	2,500,000	2,834,425

Massachusetts, State Development Finance Agency Revenue, Baystate Medical Center, Series N, 5.0%, 7/1/2044	2,500,000	2,795,675

The accompanying notes are an integral part of the financial statements.

DWS Massachusetts Tax-Free Fund	|	11

	Principal Amount ($)	Value ($)

Massachusetts, State Development Finance Agency Revenue, Bentley University, 5.0%, 7/1/2040	1,750,000	1,992,305

Massachusetts, State Development Finance Agency Revenue, Berklee College of Music, Inc., 5.0%, 10/1/2037	2,000,000	2,297,320

Massachusetts, State Development Finance Agency Revenue, Beth Israel Lahey Health Issue:

Series K, 5.0%, 7/1/2035	750,000	913,755

Series K, 5.0%, 7/1/2036	1,000,000	1,214,220

Massachusetts, State Development Finance Agency Revenue, Boston College:

Series Q-1, 5.0%, 7/1/2029	1,000,000	1,000,870

Series R-1, 5.0%, 7/1/2031	3,000,000	3,026,790

Massachusetts, State Development Finance Agency Revenue, Boston University:

Series BB2, 4.0%, 10/1/2036	355,000	389,850

Series BB2, 4.0%, 10/1/2037	2,000,000	2,190,660

Series X, 5.0%, 10/1/2048	1,500,000	1,628,370

Massachusetts, State Development Finance Agency Revenue, Brandeis University, Series S-1, 5.0%, 10/1/2040	665,000	828,996

Massachusetts, State Development Finance Agency Revenue, CareGroup Obligated Group:

Series H-1, 5.0%, 7/1/2031	2,000,000	2,302,980

Series I, 5.0%, 7/1/2036	1,000,000	1,159,260

Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Homes, Inc., 5.0%, 12/1/2042	525,000	590,027

Massachusetts, State Development Finance Agency Revenue, Dana-Farber Cancer Institute Obligated Group, Series N, 5.0%, 12/1/2041	3,000,000	3,494,400

Massachusetts, State Development Finance Agency Revenue, Lahey Clinic Obligated Group, Series F, 5.0%, 8/15/2040	7,500,000	8,501,475

Massachusetts, State Development Finance Agency Revenue, Lesley University, Series A, 5.0%, 7/1/2049	2,000,000	2,295,140

Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility, Series B, 11/15/2056*	327,629	56,280

Massachusetts, State Development Finance Agency Revenue, Milford Regional Medical Center, Series F, 5.75%, 7/15/2043	500,000	515,870

Massachusetts, State Development Finance Agency Revenue, NewBridge Charles, Inc., 144A, 5.0%, 10/1/2057	4,000,000	3,887,880

Massachusetts, State Development Finance Agency Revenue, Northeastern University:

Series A, 5.0%, 10/1/2029	650,000	826,592

Series A, 5.25%, 3/1/2037	2,500,000	2,816,825

Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc.:

Series L, Prerefunded, 5.0%, 7/1/2036	5,000	5,247

The accompanying notes are an integral part of the financial statements.

12	|	DWS Massachusetts Tax-Free Fund

	Principal Amount ($)	Value ($)

Series S, 5.0%, 7/1/2037	1,405,000	1,635,603

Series S-1, 5.0%, 7/1/2047	2,500,000	2,809,525

Massachusetts, State Development Finance Agency Revenue, South Shore Hospital, Inc., Series I, 4.0%, 7/1/2036	2,000,000	1,904,980

Massachusetts, State Development Finance Agency Revenue, Sterling & Francine Clark Art Institute, 4.0%, 7/1/2041	2,500,000	2,745,350

Massachusetts, State Development Finance Agency Revenue, Suffolk University:

5.0%, 7/1/2035	2,225,000	2,511,602

5.0%, 7/1/2036	2,550,000	2,870,611

Massachusetts, State Development Finance Agency Revenue, The Broad Institute, Inc., 5.0%, 4/1/2037	875,000	1,061,725

Massachusetts, State Development Finance Agency Revenue, UMass Memorial Healthcare:

Series I, 5.0%, 7/1/2036	2,500,000	2,675,025

Series L, 5.0%, 7/1/2044	500,000	536,175

Massachusetts, State Development Finance Agency Revenue, Wellesley College:

Series L, 5.0%, 7/1/2029	785,000	1,003,528

Series J, 5.0%, 7/1/2042	3,500,000	3,718,330

Massachusetts, State Development Finance Agency Revenue, Woods Hole Oceanographic Institution:

5.0%, 6/1/2029	1,685,000	2,120,488

5.0%, 6/1/2031	1,845,000	2,307,984

5.0%, 6/1/2032	470,000	586,555

5.0%, 6/1/2048	3,500,000	4,192,265

Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:

5.0%, 9/1/2034	485,000	549,748

Series B, 5.0%, 9/1/2045	2,000,000	2,252,980

5.0%, 9/1/2052	3,500,000	3,865,505

Massachusetts, State Development Finance Agency, Lesley University, 5.0%, 7/1/2039	2,135,000	2,432,726

Massachusetts, State Educational Financing Authority:

Series B, AMT, 3.0%, 7/1/2035	5,000,000	5,155,900

Series K, AMT, 5.25%, 7/1/2029	4,030,000	4,277,643

Series J, AMT, 5.5%, 7/1/2027	1,620,000	1,687,619

Massachusetts, State General Obligation:

Series G, 4.0%, 9/1/2034	3,000,000	3,394,680

Series G, 4.0%, 9/1/2037	5,000,000	5,598,500

Series B, 5.0%, 7/1/2029	3,500,000	4,584,965

Series A, 5.0%, 7/1/2036	7,000,000	8,192,240

Series A, Prerefunded, 5.0%, 12/1/2038	2,500,000	2,664,575

Series A, 5.0%, 3/1/2041	5,000,000	5,611,050

Series A, 5.0%, 1/1/2049	3,000,000	3,668,310

The accompanying notes are an integral part of the financial statements.

DWS Massachusetts Tax-Free Fund	|	13

	Principal Amount ($)	Value ($)

Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:

Series M, 5.5%, 2/15/2027	1,705,000	2,152,886

Series M, 5.5%, 2/15/2028	3,000,000	3,887,040

Massachusetts, State Health & Educational Facilities Authority, Mass Institutional Technology, Series J-2, 4.5%**, 4/7/2020	1,950,000	1,950,000

Massachusetts, State Port Authority Revenue:

Series B, 5.0%, 7/1/2022	1,670,000	1,684,863

Series A, 5.0%, 7/1/2034	1,500,000	1,511,700

Series A, AMT, 5.0%, 7/1/2034	1,000,000	1,182,240

Series B, 5.0%, 7/1/2034	1,350,000	1,360,530

Series C, AMT, 5.0%, 7/1/2036	2,000,000	2,437,720

Series A, AMT, 5.0%, 7/1/2037	2,200,000	2,356,794

Series A, 5.0%, 7/1/2040	3,500,000	4,013,905

Series A, AMT, 5.0%, 7/1/2040	5,000,000	6,010,150

Series B, 5.0%, 7/1/2040	8,500,000	8,561,455

Series C, AMT, 5.0%, 7/1/2044	1,000,000	1,187,460

Series A, AMT, 5.0%, 7/1/2047	3,000,000	3,427,260

Massachusetts, State Port Authority, Special Facilities Revenue, Bosfuel Corp. Project, Series A, AMT, 4.0%, 7/1/2044	4,000,000	4,272,200

Massachusetts, State School Building Authority, Sales Tax Revenue:

Series C, 4.0%, 11/15/2035	8,000,000	9,000,160

Series B, 5.0%, 1/15/2031	4,480,000	5,228,653

Series B, Prerefunded, 5.25%, 10/15/2035	10,000,000	10,630,400

Massachusetts, State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 5.0%, 6/1/2044	2,500,000	2,825,975

Massachusetts, State Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs:

Series A, 5.0%, 6/1/2038	3,850,000	4,531,527

Series A, 5.0%, 6/1/2048	1,500,000	1,802,865

Massachusetts, State Transportation Fund Revenue, Rail Enhancement Program, Series A, 5.0%, 6/1/2037	5,000,000	5,761,950

Massachusetts, State Water Pollution Abatement Trust, Pool Program:

Series 11, 5.0%, 8/1/2020	100,000	100,317

5.0%, 8/1/2024	1,110,000	1,285,746

5.25%, 8/1/2031	12,615,000	17,446,167

Massachusetts, State Water Resources Authority:

Series A-2, 4.85%**, 4/7/2020, SPA: TD Bank NA	1,625,000	1,625,000

Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	7,017,943

Series B, 5.25%, 8/1/2032, INS: AGMC	2,000,000	2,785,460

Massachusetts, State Water Resources Authority Revenue, Green bond, Series C, 4.0%, 8/1/2040	10,425,000	11,536,201

Plymouth, MA, General Obligation, Municipal Purpose Loan, 5.0%, 5/1/2030	1,595,000	1,656,471

The accompanying notes are an integral part of the financial statements.

14	|	DWS Massachusetts Tax-Free Fund

	Principal Amount ($)	Value ($)

Scituate, MA, General Obligation, 4.0%, 9/15/2033	3,215,000	3,527,209

University of Massachusetts, Building Authority Project Revenue, Series 1, 5.0%, 11/1/2036	6,035,000	7,071,934

University of Massachusetts, Building Authority Revenue:

Series 1, 3.71%**, 4/7/2020, SPA: Wells Fargo Bank NA	1,400,000	1,400,000

Series A, 4.75%**, 4/7/2020, SPA: Barclays Bank PLC	1,100,000	1,100,000

University of Massachusetts, State Building Authority Revenue:

Series 3, 5.0%, 11/1/2037	3,000,000	3,677,190

Series 2019-1, 5.0%, 5/1/2038	1,100,000	1,369,038

Series 3, 5.0%, 11/1/2038	1,615,000	1,974,224

Weston, MA, General Obligation:

5.0%, 1/15/2025	665,000	782,366

5.0%, 1/15/2026	940,000	1,137,513

Worcester, MA, General Obligation, Series A, 5.0%, 1/15/2031, INS: AGMC	2,205,000	2,551,295

		340,324,076

Guam 0.6%

Guam, Government Waterworks Authority, Water & Wastewater System Revenue, 5.0%, 7/1/2040	260,000	262,103

Guam, International Airport Authority Revenue, Series C, AMT, 6.375%, 10/1/2043	320,000	335,197

Guam, Port Authority Revenue, Series A, 5.0%, 7/1/2048	190,000	184,194

Guam, Power Authority Revenue:

Series A, 5.0%, 10/1/2030, INS: AGMC	415,000	428,102

Series A, 5.0%, 10/1/2037	315,000	320,191

Series A, 5.0%, 10/1/2038	285,000	288,916

Series A, 5.0%, 10/1/2040	200,000	202,212

		2,020,915

Puerto Rico 0.3%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Series A-1, 5.0%, 7/1/2058	1,293,000	1,260,610
Total Municipal Bonds and Notes (Cost $323,426,681)		343,605,601

Underlying Municipal Bonds of Inverse Floaters (a) 4.2%

Massachusetts

Massachusetts, State Water Resources Authority Revenue, Series A, Prerefunded, 5.0%, 8/1/2035 (b)	15,000,000	15,192,225

Trust: Massachusetts, State Water Resources Authority Revenue, Series 2016-XM0287, 144A, 4.6%, 8/1/2020, Leverage Factor at purchase date: 2 to 1 (Cost $15,070,303)

The accompanying notes are an integral part of the financial statements.

DWS Massachusetts Tax-Free Fund	|	15

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $338,496,984)	100.5	358,797,826
Floating Rate Notes (a)	(2.1)	(7,500,000)
Other Assets and Liabilities, Net	1.6	5,573,139

Net Assets	100.0	356,870,965

*	Non-income producing security.

**

Variable rate demand notes are securities whose interest rates are reset periodically (usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder at any time, and are shown at their current rates as of March 31, 2020. Date shown reflects the earlier of demand date or stated maturity date.

(a)

Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(b)

Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGMC: Assured Guaranty Municipal Corp.

AMT: Subject to alternative minimum tax.

INS: Insured

LOC: Letter of Credit

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (c)	$—	$358,797,826	$—	$358,797,826
Total	$—	$358,797,826	$—	$358,797,826

(c)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	|	DWS Massachusetts Tax-Free Fund

Statement of Assets and Liabilities

as of March 31, 2020

Assets
Investments in securities, at value (cost $338,496,984)	$358,797,826
Cash	944,092
Receivable for investments sold	1,464,358
Receivable for Fund shares sold	358,705
Interest receivable	3,911,628
Other assets	21,421
Total assets	365,498,030

Liabilities
Payable for investments purchased	135,255
Payable for Fund shares redeemed	517,270
Payable for floating rate notes issued	7,500,000
Distributions payable	134,911
Accrued management fee	89,916
Accrued Trustees’ fees	4,413
Other accrued expenses and payables	245,300
Total liabilities	8,627,065
Net assets, at value	$356,870,965

Net Assets Consist of
Distributable earnings (loss)	9,329,345
Paid-in capital	347,541,620
Net assets, at value	$356,870,965

The accompanying notes are an integral part of the financial statements.

DWS Massachusetts Tax-Free Fund	|	17

Statement of Assets and Liabilities as of March 31, 2020 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($62,644,231 ÷ 4,356,618 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.38

Maximum offering price per share (100 ÷ 97.25 of $14.38)	$14.79
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,330,404 ÷ 510,029 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.37
Class S

Net Asset Value, offering and redemption price per share ($286,896,330 ÷ 19,952,835 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$14.38

The accompanying notes are an integral part of the financial statements.

18	|	DWS Massachusetts Tax-Free Fund

Statement of Operations

for the year ended March 31, 2020

Investment Income
Income:

Interest	$12,367,823
Expenses:

Management fee	1,643,212
Administration fee	372,458
Services to shareholders	469,759
Distribution and service fees	230,750
Custodian fee	4,156
Professional fees	106,486
Reports to shareholders	44,548
Registration fees	46,378
Trustees’ fees and expenses	16,736
Interest expense and fees on floating rate notes issued	161,964
Other	38,072
Total expenses before expense reductions	3,134,519
Expense reductions	(497,826)
Total expenses after expense reductions	2,636,693
Net investment income	9,731,130

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	690,221
Change in net unrealized appreciation (depreciation) on investments	2,508,439
Net gain (loss)	3,198,660
Net increase (decrease) in net assets resulting from operations	$12,929,790

The accompanying notes are an integral part of the financial statements.

DWS Massachusetts Tax-Free Fund	|	19

Statements of Changes in Net Assets

	Years Ended March 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income	$9,731,130	$11,507,449
Net realized gain (loss)	690,221	3,251,111
Change in net unrealized appreciation (depreciation)	2,508,439	1,817,977
Net increase (decrease) in net assets resulting from operations	12,929,790	16,576,537
Distributions to shareholders

Class A	(1,458,558)	(1,854,452)
Class C	(143,413)	(261,663)
Class S	(8,193,150)	(10,271,611)
Total distributions	(9,795,121)	(12,387,726)
Fund share transactions:

Proceeds from shares sold	37,922,214	57,025,760
Reinvestment of distributions	8,330,909	10,643,493
Payments for shares redeemed	(65,022,839)	(112,249,138)
Net increase (decrease) in net assets from Fund share transactions	(18,769,716)	(44,579,885)
Increase (decrease) in net assets	(15,635,047)	(40,391,074)
Net assets at beginning of period	372,506,012	412,897,086

Net assets at end of period	$356,870,965	$372,506,012

The accompanying notes are an integral part of the financial statements.

20	|	DWS Massachusetts Tax-Free Fund

Financial Highlights

	Years Ended March 31,
Class A	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$14.25	$14.08	$14.23	$14.75	$14.78
Income (loss) from investment operations:

Net investment income	.35	.39	.42	.48	.51
Net realized and unrealized gain (loss)	.13	.20	(.13)	(.53)	(.04)
Total from investment operations	.48	.59	.29	(.05)	.47
Less distributions from:

Net investment income	(.35)	(.39)	(.42)	(.47)	(.50)
Net realized gains	(.00 )*	(.03)	(.02)	—	—
Total distributions	(.35)	(.42)	(.44)	(.47)	(.50)
Net asset value, end of period	$14.38	$14.25	$14.08	$14.23	$14.75
Total Return (%)[a,b]	3.39	4.29	2.01	(.40)	3.25

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	63	58	65	69	85
Ratio of expenses before expense reductions (including interest expense) (%)[c]	.98	1.00	.97	1.01	.99
Ratio of expenses after expense reductions (including interest expense) (%)[c]	.89	.89	.90	.97	.95
Ratio of expenses after expense reductions (excluding interest expense) (%)	.85	.85	.85	.87	.88
Ratio of net investment income (%)	2.41	2.79	2.93	3.26	3.48
Portfolio turnover rate (%)	43	28	18	34	28

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Massachusetts Tax-Free Fund	|	21

	Years Ended March 31,
Class C	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$14.25	$14.07	$14.22	$14.75	$14.77
Income (loss) from investment operations:

Net investment income	.24	.28	.31	.37	.40
Net realized and unrealized gain (loss)	.12	.21	(.13)	(.54)	(.03)
Total from investment operations	.36	.49	.18	(.17)	.37
Less distributions from:

Net investment income	(.24)	(.28)	(.31)	(.36)	(.39)
Net realized gains	(.00 )*	(.03)	(.02)	—	—
Total distributions	(.24)	(.31)	(.33)	(.36)	(.39)
Net asset value, end of period	$14.37	$14.25	$14.07	$14.22	$14.75
Total Return (%)[a,b]	2.55	3.58	1.25	(1.22)	2.55

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	10	14	17	18
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.75	1.76	1.76	1.79	1.76
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.64	1.64	1.65	1.72	1.71
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.60	1.60	1.60	1.62	1.64
Ratio of net investment income (%)	1.69	2.04	2.18	2.51	2.73
Portfolio turnover rate (%)	43	28	18	34	28

[a]	Total return does not reflect the effect of any sales charges.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Massachusetts Tax-Free Fund

	Years Ended March 31,
Class S	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$14.25	$14.08	$14.23	$14.75	$14.78
Income (loss) from investment operations:

Net investment income	.39	.42	.45	.51	.55
Net realized and unrealized gain (loss)	.13	.20	(.13)	(.53)	(.04)
Total from investment operations	.52	.62	.32	(.02)	.51
Less distributions from:

Net investment income	(.39)	(.42)	(.45)	(.50)	(.54)
Net realized gains	(.00 )*	(.03)	(.02)	—	—
Total distributions	(.39)	(.45)	(.47)	(.50)	(.54)
Net asset value, end of period	$14.38	$14.25	$14.08	$14.23	$14.75
Total Return (%)[a]	3.65	4.55	2.27	(.15)	3.51

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	287	305	334	337	402
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.79	.80	.77	.86	.80
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.64	.64	.65	.72	.71
Ratio of expenses after expense reductions (excluding interest expense) (%)	.60	.60	.60	.62	.64
Ratio of net investment income (%)	2.67	3.04	3.18	3.51	3.73
Portfolio turnover rate (%)	43	28	18	34	28

[a]	Total return would have been lower had certain expenses not been reduced.

[b]

Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Massachusetts Tax-Free Fund	|	23

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the “Fund”) is a non-diversified series of Deutsche DWS State Tax-Free Income Series (the “Series”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the Commonwealth of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1

24	|	DWS Massachusetts Tax-Free Fund

includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose trust (the “TOB Trust”). In turn the TOB Trust

DWS Massachusetts Tax-Free Fund	|	25

issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense and fees on floating rate notes issued” in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended March 31, 2020 was approximately $7,500,000, with a weighted average interest rate of 2.16%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

26	|	DWS Massachusetts Tax-Free Fund

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. All Fund TOB Trusts are structured to be in compliance with the Volcker Rule. A Volcker-compliant TOB Trust structure is similar to pre-Volker TOB Trust structures. The ultimate impact of the Volker Rule on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the Fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to hold cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At March 31, 2020, the Fund had a net tax basis short-term capital loss carryforward of approximately $10,645,000, which may be applied against any realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of March 31, 2020 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

DWS Massachusetts Tax-Free Fund	|	27

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to inverse floater transactions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$544,433
Capital loss carryforwards	$(10,645,000)
Net unrealized appreciation (depreciation) on investments	$19,564,980

At March 31, 2020, the aggregate cost of investments for federal income tax purposes was $331,732,846. The net unrealized appreciation for all investments based on tax cost was $19,564,980. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $21,476,086 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $1,911,106.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended March 31,
	2020	2019
Distributions from ordinary income*	$62,308	$890,972
Distributions from tax-exempt income	$9,732,813	$11,496,754

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

28	|	DWS Massachusetts Tax-Free Fund

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended March 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $160,841,504 and $184,989,055, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

DWS Massachusetts Tax-Free Fund	|	29

Accordingly, for the year ended March 31, 2020, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.44% of the Fund’s average daily net assets.

For the period from April 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class C	1.60%
Class S	.60%

For the year ended March 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$53,807
Class C	9,023
Class S	434,996
$497,826

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2020, the Administration Fee was $372,458, of which $29,938 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

30	|	DWS Massachusetts Tax-Free Fund

fee it receives from the Fund. For the year ended March 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at March 31, 2020
Class A	$2,658	$433
Class C	477	71
Class S	34,690	5,590
	$37,825	$6,094

In addition, for the year ended March 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$47,346
Class C	7,482
Class S	362,458
$417,286

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended March 31, 2020, the Distribution Fee for Class C Shares was $63,127, of which $4,735 was unpaid.

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2020	Annual Rate
Class A	$146,599	$25,201	.24%
Class C	21,024	3,583	.25%
	$167,623	$28,784

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in

DWS Massachusetts Tax-Free Fund	|	31

connection with the distribution of Class A shares for the year ended March 31, 2020, aggregated $1,459.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2020, the CDSC for Class C shares aggregated $348. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2020, DDI received $58,537 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended March 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $14,794, of which $6,608 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the year ended March 31, 2020, the Fund engaged in securities purchases of $6,480,000 and securities sales of $7,885,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2020.

32	|	DWS Massachusetts Tax-Free Fund

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended March 31, 2020		Year Ended March 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,049,523	$15,311,163	1,055,490	$14,657,731
Class C	47,785	695,323	26,014	362,234
Class S	1,513,695	21,915,728	3,027,654	42,005,795
		$37,922,214		$57,025,760

Shares issued to shareholders in reinvestment of distributions
Class A	88,729	$1,288,874	120,637	$1,684,389
Class C	7,859	114,014	15,212	212,319
Class S	476,942	6,928,021	626,522	8,746,785
		$8,330,909		$10,643,493

Shares redeemed
Class A	(844,980)	$(12,272,595)	(1,747,038)	$(24,449,163)
Class C	(238,914)	(3,459,682)	(330,918)	(4,610,796)
Class S	(3,417,123)	(49,290,562)	(5,989,470)	(83,189,179)
		$(65,022,839)		$(112,249,138)

Net increase (decrease)
Class A	293,272	$4,327,442	(570,911)	$(8,107,043)
Class C	(183,270)	(2,650,345)	(289,692)	(4,036,243)
Class S	(1,426,486)	(20,446,813)	(2,335,294)	(32,436,599)
		$(18,769,716)		$(44,579,885)

F. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Trustees (the “Board of Trustees”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended March 31, 2019 and March 31, 2018 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended March 31, 2019 and March 31, 2018 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices,

DWS Massachusetts Tax-Free Fund	|	33

financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Trustees and the Board of Trustees approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending March 31, 2020. During the Fund’s fiscal years ended March 31, 2019 and March 31, 2018, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

G. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the outbreak. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

34	|	DWS Massachusetts Tax-Free Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS State Tax-Free Income Series and Shareholders of DWS Massachusetts Tax-Free Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Massachusetts Tax-Free Fund (the “Fund”) (one of the funds constituting Deutsche DWS State Tax-Free Income Series) (the “Trust”), including the investment portfolio, as of March 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS State Tax-Free Income Series) at March 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended March 31, 2019, and the financial highlights for the years ended March 31, 2016, March 31, 2017, March 31, 2018 and March 31, 2019, were audited by another independent registered public accounting firm whose report, dated May 23, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

DWS Massachusetts Tax-Free Fund	|	35

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

May 21, 2020

36	|	DWS Massachusetts Tax-Free Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2019 to March 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Massachusetts Tax-Free Fund	|	37

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class C	Class S
Beginning Account Value 10/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/20	$995.30	$990.90	$996.60
Expenses Paid per $1,000*	$4.44	$8.16	$3.19

Hypothetical 5% Fund Return	Class A	Class C	Class S
Beginning Account Value 10/1/19	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/20	$1,020.55	$1,016.80	$1,021.80
Expenses Paid per $1,000*	$4.50	$8.27	$3.23

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S
DWS Massachusetts Tax-Free Fund†	.89%	1.64%	0.64%

†	Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.04% for each class.

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Of the dividends paid from net investment income for the taxable year ended March 31, 2020, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

38	|	DWS Massachusetts Tax-Free Fund

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

DWS Massachusetts Tax-Free Fund	|	39

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Massachusetts Tax-Free Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

40	|	DWS Massachusetts Tax-Free Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2018.

DWS Massachusetts Tax-Free Fund	|	41

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the

42	|	DWS Massachusetts Tax-Free Fund

information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board

DWS Massachusetts Tax-Free Fund	|	43

considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

44	|	DWS Massachusetts Tax-Free Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	74	—

DWS Massachusetts Tax-Free Fund	|	45

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	74	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	74	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	74	Director, Aberdeen Japan Fund (since 2007)

46	|	DWS Massachusetts Tax-Free Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	74	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	74	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	74	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Secretary, DBX ETF Trust (2020–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017) and Assistant Secretary, DBX ETF Trust (2019–2020)

DWS Massachusetts Tax-Free Fund	|	47

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; Assistant Secretary, DBX ETF Trust (2020–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] DWS; AML Officer, DWS Trust Company; and AML Officer, DBX ETF Trust (2014–present)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

48	|	DWS Massachusetts Tax-Free Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Massachusetts Tax-Free Fund	|	49

Investment Management

DWS Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class C	Class S
Nasdaq Symbol	SQMAX	SQMCX	SCMAX
CUSIP Number	25158X 880	25158X 864	25158X 856
Fund Number	412	712	2012

50	|	DWS Massachusetts Tax-Free Fund

Notes

Notes

Notes

Notes

Notes

DMATF-2

(R-027145-9 5/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Massachusetts tax free fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended March 31, 2020 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended March 31, 2019. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$55,933	$0	$8,565	$0
2019	$93,056	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended March 31, 2020 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended March 31, 2019.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$1,135,818	$0
2019	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $441,956 for tax services during the Fund’s fiscal year ended March 31, 2019.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended March 31, 2020 and the amount of fees that PwC billed during the Fund’s fiscal year ended March 31, 2019 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$8,565	$1,135,818	$0	$1,144,383
2019	$0	$0	$0	$0

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $955,086 for tax services during the Fund’s fiscal year ended March 31, 2019.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of Deutsche DWS State Tax-Free Income Series

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	5/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	5/29/2020